UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 22, 2004
Date of Report (Date of earliest event reported):

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631–6600
(Registrant’s telephone number, including area code)

Item 9.    Regulation FD Disclosure

On May 22, 2004 Samuel C. Johnson, a Director of Johnson Outdoors Inc. (the "Company"), passed away following an illness. Prior to his most recent post, Mr. Johnson had served the Company as Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 26, 2004

JOHNSON OUTDOORS INC.
/s/ Paul A. Lehmann
Paul A. Lehmann
Chief Financial Officer